EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-97072, 33-97074, 33-87940, 333-07333,
333-26759, 333-56109, 333-79989, 333-79991, 333-79993, 333-42240, 333-42248,
333-55368 and 333-55372.




                                        /s/ Arthur Andersen, LLP
Boston, Massachusetts
March 21, 2001